UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2022

PHUNWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37862	30-1205798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 West Avenue, Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 693-4199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The NASDAQ Capital Market
Warrants to purchase one share of Common Stock	PHUNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on November 11, 2022, the Board of Directors (the "Board") of Phunware, Inc. (the "Company") approved the appointment of Russell Buyse to serve as Chief Executive Officer of the Company, effective December 28, 2022 (the "Employment Start Date"). In connection therewith, on November 17, 2022, the Board appointed Mr. Buyse to serve as a director on our Board effective as of November 21, 2022, to fill the vacancy on the Board created by the resignation of Randall Crowder, to serve on the Board as a Class III director until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal. Mr. Buyse will receive a one-time payment of $6,000, less applicable taxes, for his service on the Board from November 21, 2022 until his Employment Start Date. Subsequent to his Employment Start Date, Mr. Buyse will not receive any additional compensation for his service on the Board.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on November 21, 2022 announcing the appointment of Mr. Buyse as Chief Executive Officer is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information furnished and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
99.1*	Press Release dated November 18, 2022 titled "Phunware Appoints Russ Buyse as Chief Executive Officer"
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2022	Phunware, Inc.

	By:	/s/ Matt Aune
Matt Aune Chief Financial Officer